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                 CERTIFICATION PURSUANT TO 18 USC, SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the Quarterly Report of Anza Capital, Inc. (the "Company") on Form 10-Q for the quarter ended October 31, 2004, as filed with the Securities and Exchange Commission on or about the date hereof (the "Report"), I, Vincent Rinehart, President of the Company, certify, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of Sections 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated:  December 17, 2004                       /s/  Vincent Rinehart
                                                -------------------------------
                                                By:  Vincent Rinehart
                                                Its:  President


A signed original of this written statement required by Section 906 has been provided to Anza Capital, Inc. and will be retained by Anza Capital, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.